                                                                      Exhibit 32


         CERTIFICATIONS

                  The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date: May 17, 2004       By:   /s/ Nathan Kahn
                         ---------------------
                               Nathan Kahn,
                               Chief Executive Officer and President


                  The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the period ended March 31, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.



Date: May 17, 2004       By:   /s/ Sandra Kahn
                         ----------------------
                               Sandra Kahn,
                               Chief Financial Officer